[DESCRIPTION OF SPECIMEN COMMON STOCK CERTIFICATE -- FRONT]


----------------                                            ----------------
     NUMBER                                                      SHARES
     1                 I3   INTERNATIONAL ISOTOPES INC.
----------------                                            ----------------
                INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS




THIS CERTIFIES THAT                                   CUSIP 45972C 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS






is the owner of



  FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

INTERNATIONAL ISOTOPES INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile all of the Corporation and facsimile signatures of its duly authorized officers.

Dated:




/s/ Virgil L. Simmons                                  /s/ Ira L. Morgan
     Senior Vice President and Secretary                   Chairman of the Board



                          INTERNATIONAL ISOTOPES INC.
                                     TEXAS
                                      1995



COUNTERSIGNED AND REGISTERED
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                   (NEW YORK, N.Y.)         TRANSFER AGENT
                                                             AND REGISTRAR
BY:


                                                      AUTHORIZED SIGNATURE

[DESCRIPTION OF SPECIMEN COMMON STOCK CERTIFICATE -- BACK]


                          INTERNATIONAL ISOTOPES INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-______Custodian______
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right            under Uniform Gifts to Minors
          of survivorship and not as             Act____________________________
          tenants in common                                    (State)

    Additional abbreviations may also be used though not in the above list.


For value received _______________________ hereby sell, assign and transfer onto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________



________________________________________________________________________________


________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee.

________________________________________________________________________________

                                                                          Shares
_________________________________________________________________________
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated _______________________

                                             ___________________________________
                                                          SIGNATURE


     Signature Guaranteed By:

_________________________________

_________________________________
      Bank or Member Firm of
         a Stock Exchange




Signature(s) Guaranteed:


__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.